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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 24, 2002



                      CRESCENT REAL ESTATE EQUITIES COMPANY
             (Exact name of Registrant as specified in its Charter)


        Texas                     1-13038                          52-1862813
(State of Organization)    (Commission File Number)    (IRS Employer Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas                                                    76102
(Address of Principal Executive Offices)                           (Zip Code)

                                 (817) 321-2100
                         (Registrant's telephone number,
                              including area code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 24, 2002, the Audit Committee of the Board of Trust Managers of Crescent Real Estate Equities Company ("the Company"), decided to end the engagement of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants, and has engaged Ernst & Young LLP ("Ernst & Young") to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002, effective immediately.

Arthur Andersen's reports on the Company's Consolidated Financial Statements for each of the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and December 31, 2000, and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its report on the Company's Consolidated Financial Statements for such years. There were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures.
Exhibit 16 is a copy of Arthur Andersen's letter, dated June 25, 2002, stating it has found no basis for disagreement with statements contained in this 8-K.

During the fiscal years ended December 31, 2001 and December 31, 2000, and through the date hereof, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Consolidated Financial Statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) or (ii) of Regulation S-K.

Item 7. Financial Statements, ProForma Financial Statements and Exhibits

  (c)       Exhibits

  16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 25, 2002, regarding change in certifying accountant



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Crescent Real Estate Equities Company
                              Registrant

Date: June 25, 2002       By: /s/ Jerry R. Crenshaw, Jr.

                              Jerry R. Crenshaw, Jr.
                              Senior Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)



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                                  EXHIBIT INDEX

      EXHIBIT
      NUMBER                              DESCRIPTION

        16         Letter from Arthur Andersen LLP to the Securities and
                   Exchange Commission, dated June 25, 2002, regarding change in certifying accountant